SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   Form 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


           Date of Report (Date of earliest event reported) December 29, 1995

                 Paine Webber Income Properties Four Limited  Partnership
             (Exact name of registrant as specified in its charter)

     Delaware                       0-10980                   04-2738053
(State or other jurisdiction)    (Commission                (IRS Employer
        of incorporation          File Number)              Identification No.)



265 Franklin Street, Boston, Massachusetts                            02110
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (617) 439-8118


            (Former name or address, if changed since last report)

                                   FORM 8-K
                                CURRENT REPORT

           PAINE WEBBER INCOME PROPERTIES FOUR LIMITED PARTNERSHIP



ITEM 2 - Disposition of Assets

   Braesridge Apartments - Houston, TX

   Disposition Date - December 29, 1995


On December 29, 1995 the Partnership sold its interest in the Braesridge joint venture to an affiliate of the co-venture partners for net cash proceeds of $ 1 million. Management had begun to actively market the Braesridge Apartments for sale during fiscal 1995 and received several offers from prospective purchasers. The purchase contract signed with the co-venture partner was at a price which exceeded all third party offers. The net sale price for the Partnership's equity interest was based on an agreed upon fair value of the property of approximately $ 11.7 million. The agreed upon fair market value is supported by management's most recent independent appraisal of the Braesridge Apartments and by the marketing efforts to third-parties which were conducted during fiscal 1995. Under the terms of the Braesridge joint venture agreement, the co-venture partner had the right to match any third-party offer to purchase the property. Accordingly, a negotiated sale to the co-venture at the appropriate market price represented the most expeditious and advantageous way for the Partnership to sell this investment. Subsequent to original acquisition, the venture was forced to modify the terms of the mortgage loan because the property did not generate sufficient cash flow to service the debt. The effect of such deferrals was that the total amount of the mortgage loan obligation increased over the several years covered by the modification agreements to a total of approximately $ 10 million. The inability of the Braesridge joint venture to service its mortgage debt obligations during the late 1980s was the result of overbuilding and a severe real estate recession. Such conditions, which existed throughout the country, were compounded in Houston by the collapse of the domestic crude oil production industry. These factors put severe downward pressure on occupancy levels and rental rates. The occupancy level of the Braesridge Apartments averaged 68% over the five-year period from fiscal 1985 through fiscal 1989. The estimated market value of the Braesridge Apartments had declined to approximately one-half of the outstanding debt obligation at the height of this real estate slump.

     The high occupancy levels in the Houston market over the last two years, combined with significantly increased rental rates, are now sufficient to justify the construction of new apartment units which could limit Braesridge's long-term performance. Because of the potential apartment development, as well as the attractive, assumable financing obtained in October 1994, management believed that now was the appropriate time to market the Braesridge Apartments for sale and complete a transaction which would enable the Partnership to realize a partial recovery of its initial investment in this property.

ITEM 7 - Financial Statements and Exhibits

   (a)   Financial Statements:  None

   (b)   Exhibits:

      (1) Partnership Interest Purchase Agreement between Paine Webber Income Properties Four Limited Partnership and Braesridge 1995 Equity.

      (2) Assignment of Partnership Interest between Paine Webber Income Properties Four Limited Partnership and Braesridge 1995 Equity.

                     PARTNERSHIP INTEREST PURCHASE AGREEMENT


      THIS PARTNERSHIP INTEREST PURCHASE AGREEMENT (this "Agreement") dated as of October 27, 1995, is by and between PAINE WEBBER INCOME PROPERTIES FOUR LIMITED PARTNERSHIP, a Delaware limited partnership ("Seller") and BRAESRIDGE 1995 EQUITY, a Texas general partnership ("Buyer").

                                   RECITALS

      WHEREAS, Stanford Capital Corporation, a Texas corporation ("SCC"), Braesridge Apartments, a Texas general partnership ("Braesridge") and Seller are each partners in Braesridge 305 Associates, a Texas general partnership (the "Partnership"), established pursuant to that certain Partnership Agreement of Braesridge 305 Associates dated September 3, 1982 (the "Partnership Agreement");

      WHEREAS, Seller owns an interest in the Partnership as described in the Partnership Agreement (the "Seller Partnership Interest"); and

      WHEREAS, Buyer desires to purchase from Seller and Seller desires to sell to Buyer the Seller Partnership Interest in accordance with terms hereof.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, each intending to be legally bound, do hereby agree as follows:

                                    ARTICLE I
               PURCHASE AND SALE OF SELLER PARTNERSHIP INTEREST

      1.1 Purchase and Sale. Upon the terms hereof, subject to the conditions herein and in reliance upon the representations, warranties and covenants set forth herein, Seller agrees to sell and transfer to Buyer, and Buyer agrees to purchase and accept from Seller, at the Closing (defined below), the Seller Partnership Interest.

      1.2   Purchase Price.

      (a) In consideration of the sale and transfer of the Seller Partnership Interest by Seller to Buyer, Buyer shall deliver to Seller at the Closing the sum of $1,000,000.00 in immediately available funds (the "Purchase Price"), due credit being given for the Deposit (defined below).

      (b) As additional consideration for its purchase of the Seller Partnership Interest, Buyer hereby agrees that, pursuant to the Assignment of Partnership Interest (as defined in Section 4.1), Buyer shall assume any and all of Seller's liabilities and obligations under the Partnership Agreement, together with such other liabilities and obligations of Seller arising solely by reason of Seller being, and only in its capacity as, a general partner in the Partnership (the "Assumed Liabilities"); provided, however, that Buyer shall not assume or be deemed to have assumed, and for purposes of this Agreement the term "Assumed Liabilities" shall not include, any such liabilities and obligations of which none of Buyer, SCC, or Braesridge has any Actual Knowledge (as such term is defined below) as of the date hereof. Notwithstanding the foregoing or anything to the contrary contained herein, Buyer shall in no event be deemed to assume any liabilities or obligations of Seller that may arise in connection with claims of any partner, shareholder, investor or other holder of any interest in Seller or any related entity, and the term "Assumed Liability" shall not include any of such liabilities and obligations. As used herein, the term "Actual Knowledge" shall mean the actual knowledge, without any investigation or inquiry of any kind, of R. Kyle Winning, Jerold Winograd or Marc Winograd, and not Seller's agents, employees or any other parties.

      1.3 Deposit. Concurrently with the execution hereof, Buyer shall deliver to Seller the sum of $200,000.00 (the "Deposit") to be held by Seller as a nonrefundable deposit (except in the event of Seller's default under this Agreement or the failure of Seller to obtain the approval described in Section
5.14 hereof) in an interest bearing account approved in writing by Buyer and, together with the interest earned thereon, credited against the Purchase Price at the Closing. In the event of Buyer's default hereunder, Seller shall have as its sole remedy the right to retain the Deposit as liquidated damages (and not as a penalty).

                                  ARTICLE II
                   REPRESENTATIONS AND WARRANTIES OF SELLER

      Seller represents and warrants to Buyer that:

      2.1 Organization. Seller is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware, and Fourth Income Properties Fund, Inc., the managing general partner of Seller ("Fourth Income"), is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware.

      2.2 Authority. Seller and Fourth Income have all requisite partnership and corporate power and authority to enter into this Agreement, to consummate the transactions contemplated hereby and to perform their obligations hereunder. As of the date that is forty-five (45) days from the date hereof (the "Approval Date"), Seller and Fourth Income shall have taken all partnership and corporate action necessary to authorize the execution, delivery and performance of this Agreement and all other agreements, certificates and documents contemplated hereby to be executed by either of them and to authorize the consummation of the transactions contemplated hereby. As of the Approval Date, this Agreement will have been duly authorized, executed and delivered by Seller and Fourth Income and constitutes the valid and legally binding agreement and obligation of Seller and Fourth Income, enforceable in accordance with its terms, subject, however, to fraudulent conveyance, bankruptcy, insolvency and other similar laws relating to creditor's rights generally and subject to general principles of equity.

      2.3  Conflicts.   Subject  to  the  immediately  following  sentence,  the
authorization, execution and delivery by Seller and Fourth Income of this Agreement and all agreements, documents and certificates contemplated hereby do not, and will not, violate any provision of the partnership agreement of Seller or the bylaws or articles of incorporation of Fourth Income, or violate any provision of, or result in the acceleration of any obligation under, or constitute a default under, any material loan agreement, indenture, lease, mortgage, deed of trust, financing agreement, contract, instrument or any other commitment or agreement to which Seller or Fourth Income is subject or may be bound. Seller makes no representation or warranty as to the effect the consummation of the transactions contemplated by this Agreement may have as to any loan agreement, indenture, lease, mortgage, deed of trust, financing agreement, contract, instrument or any other commitment or agreement to which the Partnership, SCC, Braesridge or any of them, or any of their assets, is subject or may be bound. Without limiting the foregoing general qualification, Seller, in particular, makes no representation as to whether the authorization, execution or delivery by Seller or Fourth Income of this Agreement and any other agreements, documents or certificates contemplated hereby violate, result in the acceleration of any obligation under, or constitute a default under any lease, mortgage, deed of trust or financing agreement that encumbers any portion of the assets of the Partnership, including the "Property" (which term is defined below).

      2.4 No Adverse Claims. The Seller Partnership Interest constitutes the entire partnership interest of Seller in the Partnership and Seller is the sole owner of the Seller Partnership Interest free and clear of all liens, charges, security interests, encumbrances and other claims. Seller is not a party to any legal, administrative or arbitration proceeding, pending or threatened in writing, which may result in any such encumbrance or claim being imposed upon the Seller Partnership Interest. Upon the sale and transfer of the Seller
Partnership Interest as provided herein, Buyer will acquire all of Seller's right, title and interest in and to the Seller Partnership Interest. Since obtaining the Seller Partnership Interest, Seller has not assigned or transferred any portion of such interest.

      2.5 Consents. Except as specified in Section 5.14, no consent, approval, order or authorization of, or registration, declaration or filing with, any court, department, commission, or other governmental body or any other person is required to be obtained to authorize the execution and delivery by Seller and/or Fourth Income of this Agreement or the performance by Seller of its terms.

      2.6 Brokers. Seller has not engaged the services of any broker or finder or incurred any liability for brokerage fees, finders' fees, agents' commissions or other forms of compensation in connection with the transactions set forth in this Agreement in a manner that will result in any liability on the part of Buyer and hereby indemnifies Buyer against all such claims arising out of such fees alleged to be due by authorization of Seller.

      2.7 Disclosure. No representation or warranty made to Buyer in this Agreement contains any untrue statement of a material fact.


                                   ARTICLE III
                     REPRESENTATIONS AND WARRANTIES OF BUYER

      Buyer represents and warrants to Seller that:

      3.1 Organization. Buyer is a general partnership duly organized, validly existing and in good standing under the laws of the State of Texas, and WIN-3 Investors ("WIN-3"), the managing general partner of Buyer, is a general partnership, duly organized, validly existing and in good standing under the laws of the State of Texas.

      3.2 Authority. Buyer and WIN-3 have all requisite power and authority to enter into this Agreement, to consummate the transactions contemplated hereby and to perform their obligations hereunder. Buyer and WIN-3 have taken all action necessary to authorize the execution, delivery and performance of this Agreement and all other agreements, certificates and documents contemplated hereby to be executed by either of them and to authorize the consummation of the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by Buyer and WIN-3 and constitutes the valid and legally binding agreement and obligation of Buyer and WIN-3, enforceable against it in accordance with its terms, subject, however, to fraudulent conveyance, bankruptcy, insolvency and other similar laws relating to creditor's rights and subject to general principles of equity.

      3.3  Conflicts.  The  authorization,  execution  and delivery by Buyer and
WIN-3 of this Agreement and all agreements, documents and certificates contemplated hereby do not and will not violate any provision of the partnership agreement of Buyer or WIN-3, or violate any provision of, or create any conflict with, or result in the acceleration of any obligation under, or constitute a default under, any material loan agreement, indenture, lease, mortgage, deed of trust, financing agreement, contract, instrument or any other commitment or agreement to which Buyer or WIN-3 is subject or may be bound.

      3.4 Consents. No consent, approval or authorization of, or registration, declaration or filing with, any governmental department, commission, agency or other person is required to be obtained or effected by Buyer to authorize the execution and delivery by Buyer and/or WIN-3 of this Agreement or the consummation by Buyer of the transactions contemplated hereby.

      3.5 Brokers. Except for CB Commercial, Buyer has not engaged the services of or dealt with any broker or finder or incurred any liability for brokerage fees, finder's fees, agent's commissions or other forms of compensation in connection with this Agreement or the transactions contemplated hereby and hereby indemnifies Seller against all such claims arising out of such fees alleged to be due by authorization of Buyer, including, without limitation, such claims of CB Commercial. Buyer hereby agrees to pay all sums due CB Commercial with regard to this transaction pursuant to separate agreement dated July 24, 1995 between the Partnership and CB Commercial.

      3.6 Disclosure. No representation or warranty made to Seller in this Agreement contains any untrue statement of a material fact.

                                  ARTICLE IV
                              CLOSING PROCEDURES

      4.1 The Closing. The closing of the purchase and sale of the Seller Partnership Interest (the "Closing") shall take place on January 16, 1996, or on such other date as the parties agree upon (the "Closing Date") at such place as may be mutually agreed upon by the parties. At the Closing, the following transactions and deliveries shall be effected simultaneously:

      (a) Buyer shall deliver to Seller the Purchase Price in cash or by cashier's check or pursuant to wiring instructions provided by Seller, due credit being given for the Deposit;

      (b) Seller and Buyer shall execute and deliver to each other an Assignment of Partnership Interest in the form as attached hereto as EXHIBIT A and the certificates described in Section 5.1; and

      (c) Seller and Buyer shall execute all such further instruments and documents reasonably necessary to consummate the transactions contemplated by this Agreement.

                                    ARTICLE V
                                  MISCELLANEOUS

      5.1 Closing Certificate. It shall be a condition to the respective obligations of Seller and Buyer to close under this Agreement that the representations and warranties of the other party be true and correct as of the Closing Date and that Seller and Buyer deliver at Closing certificates confirming their respective representations. Each party shall have the right to waive all or any part of the benefit of this condition.

      5.2 Survival of Representations and Warranties. The representations and warranties given or made in this Agreement shall survive the Closing and not merge into the documents of transfer for a period of one year.

      5.3  Expenses.  Each party  hereto  shall bear its own  expenses  incurred
incident  to  the   negotiation  and  preparation  of  this  Agreement  and  the transactions contemplated herein.

      5.4 Parties Bound. Except to the extent otherwise expressly provided herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, representatives, administrators, successors and assigns; and no other person shall have any right, benefit or obligation hereunder.

      5.5 Notices. Any notice, request, instruction or other document to be given hereunder by either party to the other shall be in writing and either (i) delivered personally or mailed by certified or registered mail, postage prepaid and return receipt requested, (ii) sent via a nationally recognized overnight courier or (iii) transmitted by telecopy with electronic receipt of confirmation. All such notice, requests, instructions or other documents shall be deemed delivered when deposited in the U.S. Mail as provided above if sent by mail or when actually received, all properly addressed to the person notified, as follows:

            If to Seller:

                  c/o Paine Webber Properties
                  265 Franklin Street, 16th Floor
                  Boston, Massachusetts  02110
                  Attention:  Peter Sullivan
                  Fax: 617-345-8752

            with a copy to:

                  Hunton & Williams
                  1751 Pinnacle Drive, Suite 1700
                  McLean, Virginia  22102
                  Attention:  E. Peter Kane
                  Fax: 703-714-7400

            If to Buyer:

                  c/o Stanford Capital Corporation
                  Five Greenway Plaza, Suite 2250
                  Houston, Texas  77046
                  Attention:  R. Kyle Winning
                  Fax: 713-297-4499

            with a copy to:

                  Mayor, Day, Caldwell & Keeton, L.L.P
                  700 Louisiana, Suite 1900
                  Houston, Texas 77002
                  Attention:  Thomas A. Bres
                  Fax: 713-225-7047

      5.6 Choice of Law. THIS AGREEMENT SHALL BE SUBJECT TO AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS.

      5.7 Entire Agreement; Amendments and Waivers. This Agreement, together with all documents executed in connection herewith and all exhibits and schedules hereto, constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all other prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties, and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as set forth specifically herein and therein or contemplated hereby or thereby. No amendment, modification or waiver of this Agreement shall be binding unless it shall be specifically designated to be an amendment, modification or waiver of this Agreement and shall be executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

      5.8 Assignment. The Agreement and the rights and privileges hereunder may not be assigned by operation of law or otherwise by any party; provided, however, that Buyer may assign its rights under this Agreement, at any time and without the consent of Seller, to any entity which controls, is controlled by, or under common control with Buyer. Notwithstanding any such permitted assignment, Buyer shall remain liable for its obligations under this Agreement to the extent not satisfied by such permitted assignee.

      5.9 Further Assurances. From time to time hereafter and without further consideration, Seller shall execute and deliver such additional or further instruments of conveyance, assignment and transfer and take such actions as Buyer may reasonably request in connection with the transaction contemplated hereby or as shall be reasonably necessary or appropriate in connection with the carrying out of the Seller's obligations hereunder. From time to time hereafter and without further consideration, Buyer shall execute and deliver such additional or further instruments and take such actions as Seller may reasonably request in connection with the transaction contemplated hereby or as shall be reasonably necessary or appropriate in connection with the carrying out of Buyer's obligations hereunder.

      5.10 Multiple Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument upon execution of at least one counterpart by each party hereto.

      5.11 Headings. The headings of the several articles and sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

      5.12 Severability. Each article, section and subsection of this Agreement constitutes a separate and distinct undertaking, covenant or provision hereof. In the event that any provision of this Agreement shall finally be determined to be unlawful, such provision shall be deemed severed from this Agreement, but every other provision of this Agreement shall remain in full force and effect.

      5.13 Tax Matters. For purposes of allocating terms of income, gain, loss, deduction and credit accruing during the period beginning on the first day of the current taxable year, and ending on the day of the Closing, the Partnership will allocate such items among the partners as set forth in the Partnership Agreement.

      5.14 Effectiveness. This Agreement is expressly contingent upon the approval of Fourth Income's investment committee and its board of directors on or before the Approval Date. If written notice of such approval is not delivered to Buyer on or before the Approval Date, either party may terminate this Agreement without liability, whereby the Deposit, together with any and all interest earned thereon, shall be promptly returned to Buyer.

      5.15 No Marketing. As of the date hereof, and notwithstanding the contingency set forth in Section 5.14 above, Seller agrees that until termination of this Agreement Seller will not negotiate for the sale, transfer or exchange of the Seller Partnership Interest or the property known as the Braesridge Apartments (the "Property") with any other party and will not entertain other offers or expressions of interest from any other parties with regard to the sale, exchange or transfer of the Seller Partnership Interest or the Property.

      5.16 Indemnification by Seller. Effective upon the execution and delivery of the Assignment of Partnership Interest by Seller, Seller shall indemnify, protect, defend and hold harmless Buyer from and against any and all losses, damages, costs, expenses, claims, liabilities and obligations, fixed or contingent (including, but not limited to, reasonable attorneys' fees and court costs) suffered or incurred by Buyer as a result or by reason of (a) all liabilities or obligations (other than the Assumed Liabilities), fixed or contingent, relating to or arising out of the Partnership Interest accruing or arising out of events occurring prior to or on the Closing Date or (b) any breach of the representations, warranties, covenants and agreement given or made by Seller in this Agreement or any instrument, certificate or document delivered by or on behalf of Seller pursuant hereto.

      5.17 Indemnification by Buyer. Effective upon the execution and delivery of the Assignment of Partnership Interest by Seller, Buyer shall indemnify, protect, defend and hold harmless Seller from and against any and all losses, damages, costs, expenses, claims, liabilities and obligations, fixed or contingent (including, but not limited to, reasonable attorneys' fees and court costs) suffered or incurred by Seller as a result or by reason of (a) the
Assumed Liabilities and all other liabilities or obligations, fixed or contingent, relating to or arising out of the Partnership Interest accruing or arising out of events occurring after the Closing Date or (b) any breach of the representations, warranties, covenants and agreement given or made by Buyer in this Agreement or any instrument, certificate or document delivered by or on behalf of Buyer pursuant hereto.

      5.18 Limitation on Actions. Notwithstanding any other provision of this Agreement, no claim for indemnification may be made under Section 5.16 or
Section 5.17 as to liabilities or obligations relating to or arising out of events occurring prior to, on or after the Closing Date, as the case may be, or for any breach of the representations and warranties contained or given pursuant to this Agreement and any instrument, certificate or document delivered pursuant hereto after the expiration of one year following the Closing Date.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement, or caused this Agreement to be executed by officers thereof, thereunto duly authorized, all as of the day and year first above written.

                                     "BUYER"

                                    BRAESRIDGE 1995 EQUITY,
                                    a Texas general partnership

                                    By:  WIN-3 INVESTORS, a Texas general
                                        partnership,  its Managing  General
                                        Partner

                                          By:/s/  R. Kyle Winning
                                          Name:R. Kyle Winning
                                          As Its:    General Partner

                                    "SELLER"

                                    PAINE WEBBER INCOME PROPERTIES FOUR
                                    LIMITED PARTNERSHIP, a Delaware
                                    limited partnership

                                    By: FOURTH INCOME PROPERTIES FUND,
                                        INC.,  a  Delaware  corporation,   its
                                        Managing General Partner


                                        By:/s/ Peter Sullivan
                                        Name: Peter Sullivan
                                        As Its: Vice President

                      ASSIGNMENT OF PARTNERSHIP INTEREST


      THIS ASSIGNMENT OF PARTNERSHIP INTEREST ("Assignment") is entered into effective as of December 31, 1995, by and between PAINE WEBBER INCOME PROPERTIES FOUR LIMITED PARTNERSHIP, a Delaware limited partnership ("Assignor"), and BRAESRIDGE 1995 EQUITY, a Texas general partnership ("Assignee").

                             W I T N E S S E T H:

      WHEREAS, Assignor is a partner in Braesridge 305 Associates, a Texas general partnership (the "Partnership"), pursuant to that certain Partnership Agreement of Braesridge 305 Associates dated September 30, 1982 (the "Partnership Agreement");

      WHEREAS, in accordance with the terms hereof, Assignor desires to transfer to Assignee all of Assignee's partnership interest in the Partnership (the "Interest"), and Assignee desires to acquire the Interest;

      NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, each intending to be legally bound, do hereby agree as follows:

      1. Assignor hereby assigns, sells, conveys and transfers to Assignee the Interest and all of the Assignor's rights and obligations with regard thereto including but not limited to (i) all rights in and to all distributions to be made by the Partnership, (ii) all capital of Assignor in the Partnership, (iii) all of Assignor's share of income and net profits of the Partnership and (iv) any and all interest, direct or indirect, of Assignor in the assets of the Partnership. As of the effective date hereof, Assignor shall be deemed to withdraw as a partner in the Partnership.

      2. Assignee, by its signature hereto, hereby assumes the Assumed Liabilities (as such term is defined in that certain Partnership Interest Purchase Agreement dated October 27, 1995 by and between Assignor and Assignee) and evidences its agreement that it is acquiring the Interest for its own account for investment and not with a view to the resale or other distribution thereof and that Assignee shall be bound by all the provisions of the Partnership Agreement, including but not limited to all the obligations (as set forth in the Partnership Agreement) with respect to the Interest accruing from and after the date hereof.

      3. This Assignment shall be governed by and construed in accordance with the laws of the State of Texas.

      4. This Assignment may be executed in multiple counterparts, and notwithstanding that all the parties do not execute the same counterpart, each of the counterparts shall, for all purposes, be deemed to be an original, and all of such counterparts taken together shall constitute but one and the same instrument binding on all the parties hereto.

      5. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Partnership Agreement.

      6. Each of the parties hereto agrees to execute such additional documents and take such further actions as may be reasonably required by the other party hereto or any other partners in the Partnership to further carry out the intent hereof.

            Executed effective as of the date first written above.

                                    ASSIGNOR:

                                    PAINE WEBBER INCOME PROPERTIES FOUR
                                    LIMITED PARTNERSHIP, a Delaware
                                    limited partnership

                                    By: FOURTH INCOME PROPERTIES FUND,
                                    INC., a Delaware corporation, its
                                    Managing General Partner


                                        By:/s/ Peter Sullivan
                                        Name: Peter Sullivan
                                        As Its: Vice President




                                    ASSIGNEE:

                                    BRAESRIDGE 1995 EQUITY,
                                    a Texas general partnership

                                    By: WIN-3 INVESTORS, a Texas general
                                     partnership, its Managing General Partner



                                    By: /s/ R. Kyle Winning
                                    Name: R. Kyle Winning
                                    As Its:    General Partner

      Notwithstanding any provision in the Partnership Agreement to the contrary, the undersigned partners in the Partnership representing the remaining partners in the Partnership, are executing this Assignment solely (i) to evidence their consent to the assignment of the Interest to Assignee, (ii) the admission of Assignee as a partner in the Partnership with respect to the Interest and (iii) the release of Assignor from the Assumed Liabilities.

                                    STANFORD CAPITAL CORPORATION,
                                    a Texas corporation


                                    By:/s/ R. Kyle Winning
                                    Name: R. Kyle Winning
                                As Its: President



                                    BRAESRIDGE APARTMENTS,
                                    a Texas general partnership


                                    By: Braesridge Ltd., a general partner


                                        By:/s/ Judith Winograd
                                        Name:Judith Winograd
                                        As Its:  General Partner


                                    THE ESTATE OF EUGENE WINOGRAD, M.D.



                                    By:/s/ Marvin Isgur
                                    Marvin Isgur,  Independent  Co-Executor of
                                    the Estate of Eugene Winograd, M.D.,
                                    Deceased



                                    By:/s/ Judith Winograd
                                    Judith Winograd,  Independent Co-Executrix
                                    of  the  Estate of Eugene Winograd,   M.D.,
                                    Deceased

                                    FORM 8-K

                                 CURRENT REPORT

           PAINE WEBBER INCOME PROPERTIES FOUR LIMITED PARTNERSHIP




                                    SIGNATURE



      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        PAINE WEBBER INCOME PROPERTIES
                           FOUR LIMITED PARTNERSHIP
                                 (Registrant)





                              By:/S/ Walter V. Arnold
                                Walter V. Arnold
                                Senior Vice President and
                                Chief Financial Officer







Date:  January 11, 1996